UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 20, 2010

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously disclosed, under 2009 revisions to NY Public Service Law Section 70, individuals and a variety of entities, in addition to corporations, are restricted in their ability to purchase, acquire, take or hold more than 10% of the voting stock of gas utilities without the consent of the NYPSC. The Company filed a petition with the NYPSC on May 17, 2010 (Case 10-G-0224), for either an interpretation that exercise of the subscription rights in the Company's pending subscription rights offering would not be subject to NYPSC approval pursuant to Section 70 or, in the event that such exercise is found to be subject to Section 70, a determination that exercise of the subscription rights is in the public interest and therefore should be approved. By order dated August20, 2010, the NYPSC approved: (i) the exercise of subscription rights in the offering, including by shareholders holding in excess of 10% of the outstanding shares at the time of exercise or whose exercise would cause the shareholder to hold in excess of 10%, (ii) any past and ongoing participation by shareholders in the Company's dividend reinvestment plan, and (iii) the exercise, prior to August 19, 2010, of stock options granted prior to the 2009 changes in the NYPSC Law by our President and CEO Michael German. The NYPSC declined to make a declaratory ruling that such transactions were not subject to review under Section 70. There can be no assurance that any shareholders will exercise their subscription rights in the offering.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain statements that are forward-looking, such as statements relating to future capital expenditures, financing sources and availability, business development and acquisitions, dispositions, and the effects of regulation and competition. The words "believe," "expect," "anticipate," "intend," "may," "plan," and similar expressions are intended to identify these statements. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. Accordingly, actual results may differ materially from those expressed in any forward-looking statements.

Neither this Current Report on Form 8-K, nor the Company's press release, constitutes an offer or sale of any securities, including any of our common stock offered under in our common stock subscription rights offering which may only be made by the prospectus of the Company, dated July 9, 2010, as supplemented, filed with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Press Release, dated August 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: August 20, 2010